UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): September 25, 2025

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3802 Coconut Palm Drive

Tampa, Florida 33619

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 25, 2025, we released a press release announcing that our majority owned subsidiary, Exzeo Group, Inc., has publicly filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed initial public offering of Exzeo’s common stock. The number of shares to be offered and the price range for the proposed offering have not yet been determined. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.

Truist Securities, Citizens Capital Markets and William Blair are acting as joint book-running managers and Fifth Third Securities is acting as a co-manager for the proposed offering.

The proposed offering will be made only by means of a prospectus. Copies of the preliminary prospectus, when available, may be obtained from: Truist Securities, Inc., 740 Battery Ave SE, 3rd Floor, Atlanta, GA 30339, Attention: Prospectus Department, or by email at truistsecurities.prospectus@truist.com; Citizens Capital Markets, 28 State Street, Boston, MA 02109; and William Blair & Company, LLC, 150 North Riverside Plaza, Chicago, Illinois 60606, Attention: Prospectus Department, or by email at prospectus@williamblair.com.

A registration statement on Form S-1 relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This Current Report on Form 8-K and the press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Our earnings release appears as Exhibit 99.1 to this form 8-K

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release

Exhibit 104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 25, 2025.

HCI GROUP, INC.

By:	/s/ Andrew L. Graham
Andrew L. Graham General Counsel